Exhibit 99.3

                      TRANSNATIONAL FINANCIAL NETWORK, INC.

                         COMMON STOCK PURCHASE AGREEMENT

                                 May ____, 2006

Transnational Financial Network, Inc.
401 Taraval Street
San Francisco, California 94116

Gentlemen:

                                    SECTION 1

         1.1 Purchase. The undersigned ("Investor") hereby agrees to purchase 2,500,000 shares of Common Stock, without par value ("Common Stock"), of Transnational Financial Network, Inc. (the "Company"), a California corporation, for $0.70 per share ("Shares") and a Warrant to purchase 1,650,000 shares of Common Stock ("Warrant"), said Warrant to have a term of three years, an exercise price of $0.70 per share and substantially in the form attached hereto as Exhibit A, the Purchased Common Stock and Warrant being referred herein as the Offering.

         1.2 Conditions of Closing. Closing may occur at any time following the Initial Closing at which time the obligations of the Investor to purchase the Shares and perform its obligations hereunder are and shall be subject to the following conditions:

             For the Initial Closing
             (a) The Company obtaining from holders of all of the issued and outstanding 8.5% Subordinated Convertible Notes a signed amendment, substantially in the form of Exhibit B attached hereto.

             (b) Contemporaneous with the execution of this agreement, the Investor entering into a voting agreement substantially in the form set forth on Exhibit C attached hereto.

             For the Final Closing
             (c) June 30, 2006




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         1.3 Closing Dates. Closing shall occur on June 30, 2006, unless mutually agreed to in writing by TFN and the Investor.


                                    SECTION 2

         2.1 Investor Representations and Warranties. The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

             (a) This Agreement has been duly authorized, executed, and delivered by the Investor and constitutes the Investor's legal, valid, and binding obligation enforceable in accordance with its terms. If the Investor is a corporation, limited liability company or partnership, it is authorized to make the investment contemplated herein, and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

             (b) The Investor is acquiring the Shares and Warrants for the Investor's own account for investment and not with a view to resale or distribution. The Investor understands that the Shares, Warrants, and shares of Common Stock which may be purchased upon exercise of the Warrants have not been, and will not be, registered under the Securities Act of 1933, as amended, (the "1933 Act"). The Investor has not been formed for the purpose of acquiring the Shares or Warrants.

             (c) The Investor: (i) has been furnished, has carefully read, and has relied solely (except as indicated in subsection (ii) below) on the information contained in the Company's public filings (including all exhibits and all amendments thereto); (ii) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering, the Shares, the Warrants, the Company and its business and to obtain such additional information that was otherwise provided, and it has not been furnished any other literature relating to the Offering, the Shares, the Warrants, the Company or its business.

             (d) The Investor recognizes (i) that purchase of the Shares and the Warrants involves a high degree of risk and has taken full cognizance of and understands such risks, (ii) that all information provided, if any, by the Company that is not of an historical nature represents only the Company's good faith assessment of its future expenses, revenues, and operations, as applicable, and is based upon assumptions which the Company believes are reasonable, although no assurance exists that such forecasts and assumptions will be fulfilled, and (iii) that the Company has relied on the representations of the Investor as set forth in this Section in determining materiality for purposes of satisfying the disclosure obligations of the Company and in determining the availability of exemptions from registration requirements under federal and state securities laws.

             (e) The Investor fully understands and agrees that the Investor must bear the economic risk of the purchase of the Shares and the Warrants for an indefinite period of time because, among other reasons, the Shares and the Warrants have not been registered under the 1933 Act, or the securities laws of any state, and therefore cannot be sold, pledged, assigned or otherwise disposed



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of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available. Because the Shares and the Warrants are restricted, the Investor understands that no public market now exists for any of the Shares or the Warrants issued by the Company and that the Company has made no assurances that a public market will ever exist for any of the Shares or the Warrants, and that, even if such a public market exists at some future time, the Company may not then be satisfying the current public information requirements of Rule 144 of the 1933 Act. The Investor further understands and agrees that the Company will not honor any attempt by the Investor to sell, pledge, transfer, or otherwise dispose of all or any portion of the Shares, Warrants or the Common Stock which may be purchased by exercise of the Warrants, in the absence of an effective registration statement for the Shares, Warrants or the Common Stock which may be purchased upon exercise of the Warrants and applicable state securities laws or an unqualified opinion of counsel, satisfactory in form and substance to the Company and its counsel, that an exemption is available therefrom with respect to such attempted disposition.

             (f) The Investor (i) can bear the risk of losing the entire investment; (ii) has overall commitments to other investments that are not readily marketable that are not disproportionate to his or its net worth and the investment in the Shares and Warrants will not cause such overall commitment to become excessive; (iii) has adequate means of providing for current needs and contingencies and has no need for liquidity in the investment in the Shares and Warrants; and (iv) has sufficient knowledge and experience in financial and business matters such that he, she or it is capable, either alone, or together with one or more advisors, of evaluating the risks and merits of investing in the Shares and the Warrants.

             (g) The Investor acknowledges that the Investor must depend entirely upon his own personal advisors for tax advice concerning an investment in the Company, that the Company has not provided any information on tax matters, and that any information provided to him by, or on behalf of, the Company is not to be construed as tax advice to him or it from counsel to the Company. The Investor will rely solely on his own personal advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

             (h) The representations and warranties made in this Section, as well as all other information that the Investor has provided to the Company, either directly or indirectly, concerning the Investor's financial position and knowledge of financial and business matters, is correct and complete as of the date hereof.

             (i) The Investor qualifies as an "Accredited Investor" as such term is defined under Rule 501(a) of the 1933 Act.

         2.2 Investor Awareness. The Investor acknowledges, represents, agrees and is aware that:


             (a) the Company has a limited financial operating history;
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             (b) no federal or state agency has passed upon the Shares or the
Warrants or made any findings or determination as to the fairness of this investment;

             (c) there are significant risks of loss of investment incidental to the purchase of the Shares and Warrants, and that it is possible that the undersigned could lose all or substantially all of the undersigned's investment in the Company;

             (d) the investment in the Company is an illiquid investment and the undersigned may bear the economic risk of his investment in the Shares and the Warrants for an extended period;

             (e) the representations, warranties, agreements, undertakings and acknowledgments made by the undersigned in this Agreement are made with the intent that they be relied upon by the Company in determining his suitability as a purchaser of the Shares and the Warrants, and shall survive the purchase of the Shares and the Warrants.

                                    SECTION 3

         3.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company and each other person, if any, who controls or is controlled by any of them, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

         3.2 Restrictive Legend. Executed copies of this Agreement shall be filed in the principal office of the Company. Instruments evidencing all or part of the Shares or the Warrants or the shares of Common Stock of the Company which may be purchased upon exercise of the Warrants, whether now or hereafter issued, shall contain the following legend or one substantially similar:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

         3.3 Listing Agreement. The Company shall immediately make arrangements for the Purchased Common Stock and Common Stock to be issued upon exercise of the Warrants to be listed on the American Stock Exchange.
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         3.4 Waiver of Conflict. The Investor and the Company each acknowledge that Robert A. Forrester has acted as counsel to the Company, the Investor and the Investor's principals. The Investor and the Company hereby waive any claim of conflict-of-interest that the Investor or the Company otherwise might have as a result of such engagement or engagements. In addition, the Investor and the Company hereby approve the subsequent engagement by either the Investor or the Company, and hereby waive any conflict-of-interest arising there from, of Mr. Forrester that may arise from time to time due to such subsequent engagement or representation.In addition, the Investor and the Company hereby approves the engagement of Mr. Forrester if any circumstances arise in which, in the opinion of the Investor or the Company, it would be inappropriate for Mr. Forrester to represent or otherwise act for either or both the Investor and the Company.

         3.5 Modification. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         3.6 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect to give hereunder shall be sufficiently given if (a) in the case of a communication to the Company, such communication is made in writing and deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, Transnational Financial Network, Inc., 401 Taraval Street, San Francisco, 94116, or is delivered personally at such addresses; and (b) in the case of a communication to any other party, such communication is made in writing and deposited, postage prepaid, in a United States mail letter box.

         3.7 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

         3.8 Entire Agreement. This instrument contains the entire agreement of the parties, and, there are no representations, covenants or other agreements except as stated or referred to herein.

         3.9 Assignability. This Agreement is not transferable or assignable by the undersigned.


         3.10 Applicable Law. Notwithstanding the place where this Agreement may be executed, all of the terms and provisions and validity of this Agreement shall be governed by and construed in accordance with the laws of the State of California.

         3.11 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and each of such
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counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

         3.12 Disclosure Required Under State Law. The offering and sale of the Shares and the Warrants are intended to be exempt from registration under the securities laws of certain states, and therefore will not be registered in such states or subject to the requirements of state law that would be applicable to the offering and sale of registered securities.



                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, this Common Stock Purchase Agreement has been duly executed by the Company and the undersigned Investor or its duly authorized officer, as the case may be.


INVESTOR SIGNATURE*:


Name                                         Taxpayer Identification Number


By:-----------------------------------------------------------
(Signature of Person Making Investment Decision)

Print Name:  ------------------------------------------------


Its: -----------------------------------------------------------
(describe office or position held)

Date:------------------------------------------

* By signing this Agreement, the Investor(s) represent and warrant that each of them and all other persons having a beneficial ownership interest in the Shares or the Warrants (if any) purchased pursuant to this Agreement satisfy all the terms and conditions of an shall be bound by this Agreement.



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   a.       Name of entity: ---------------------------------------------------

   b.       Form of entity: ---------------------------------------------------
                                    (partnership, corporation, trust, etc.)

   c.       Approximate year of organization of entity: -----------------------

   d.       Address of entity: ------------------------------------------------

   e.       Telephone number of entity: (_____) -------------------------------

   f.       Fax number of entity: (______) ------------------------------------

   g. Please name the authorized representative(s) of the entity who will be acting for the entity in connection with its potential investment in the Company:




   h.       E-Mail address of authorized representative:-----------------------


ACCEPTED BY THE COMPANY:   TRANSNATIONAL FINANCIAL NETWORK, INC.


Date: _______________                       By:
                                               --------------------------------
                                               Joseph Kristul
                                              Chief Executive Officer



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